Exhibit 99.2

Longtime Cingulate Controller Jennifer Callahan Promoted to CFO

KANSAS CITY, Kan., Jan. 29, 2024 — Cingulate Inc. (NASDAQ: CING), a biopharmaceutical company utilizing its proprietary Precision Timed Release™ (PTR™) drug delivery platform technology to build and advance a pipeline of next-generation pharmaceutical products, announced today that it has promoted Controller Jennifer Callahan to Chief Financial Officer, succeeding longtime CFO Lou Van Horn who retired from the company in December.

“Today we are pleased to welcome Jennifer Callahan to the C-Suite, and thank Lou Van Horn for his commitment, hard work, and guidance as Cingulate’s CFO through many important milestones,” stated Cingulate Chairman and CEO Shane J. Schaffer. “Jenny has worked closely with Lou and is a valued and trusted member of our management. Her leadership and expertise were instrumental during Cingulate’s IPO, and we look forward to a seamless transition as we begin this new chapter.”

Callahan, who brings decades of accounting and financial experience to Cingulate’s C-Suite, said she’s excited to lead the finance team into the future and hopes to help the company raise capital in an efficient and timely manner.

“It’s been a pleasure advancing the Cingulate mission for the past seven years, and I am honored to be named its next Chief Financial Officer,” Callahan said. “As we move forward, capital remains imperative to the long-term success of Cingulate, and we will seek to strengthen our balance sheet through both traditional and non-dilutive transactions.”

About Cingulate Inc.

Cingulate Inc. (NASDAQ: CING), is a biopharmaceutical company utilizing its proprietary PTR drug delivery platform technology to build and advance a pipeline of next-generation pharmaceutical products, designed to improve the lives of patients suffering from frequently diagnosed conditions characterized by burdensome daily dosing regimens and suboptimal treatment outcomes. With an initial focus on the treatment of ADHD, Cingulate is identifying and evaluating additional therapeutic areas where PTR technology may be employed to develop future product candidates, including to treat anxiety disorders. Cingulate is headquartered in Kansas City. For more information visit Cingulate.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives with respect to product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, business strategies, potential growth opportunities and other statements that are predictive in nature. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “continue,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the Securities and Exchange Commission (SEC), including the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on March 10, 2023. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Investor Relations:

Thomas Dalton

Vice President, Investor & Public Relations, Cingulate

tdalton@cingulate.com

(913) 942-2301

Matt Kreps

Darrow Associates

mkreps@darrowir.com

(214) 597-8200